                                                                   Exhibit 10.26

                               PURCHASE AGREEMENT


          THIS PURCHASE AGREEMENT ("Agreement") is made as of the 31st day of December, 1997, by and among Patriot American Hospitality, Inc., a Delaware corporation (the "REIT"), Patriot American Hospitality Operating Company, a Delaware corporation (the "OPCO") (the REIT and the OPCO, each a "Company" and collectively the "Companies"), and UBS Limited, an English corporation ("UBS Limited") and Union Bank of Switzerland, London Branch ("UBS-LB"), acting through its agent UBS Securities LLC (UBS Limited and UBS-LB being hereinafter collectively called the "UBS Parties" and sometimes individually, a "UBS Party"). References herein to the "Companies" refer to the REIT and the OPCO, and those entities respectively owned or controlled by the REIT or the OPCO.

          IN CONSIDERATION of the mutual covenants contained in this Purchase Agreement, the REIT, the OPCO and the UBS Parties agree as follows:

          SECTION 1.  Authorization of Sale of the Shares.  Subject to the terms
                      -----------------------------------
and conditions of this Agreement, the REIT has authorized the issuance to UBS Limited of up to an aggregate of 3,250,000 shares of common stock, par value $0.01 per share, of the REIT (the "REIT Shares") and the OPCO has authorized the issuance to UBS Limited of up to an aggregate of 3,250,000 shares of common stock, par value $0.01 per share (the "OPCO Shares"), which REIT Shares and OPCO Shares are paired and traded as a unit consisting of one (1) REIT Share and one
(1) OPCO Share (hereinafter each such paired unit is referred to as a "Paired Share" and the Paired Shares referred to in this sentence are herein called the "Purchase Shares"). In addition, the REIT and the OPCO may issue to UBS-LB additional Paired Shares in settlement of certain of its obligations under the Forward Stock Purchase Agreement, dated December 31, 1997 (the "Forward Stock Purchase Agreement"), among the REIT, the OPCO and UBS-LB (the "Additional Shares"). The Purchase Shares and the Additional Shares are hereinafter collectively called the "Shares."

          SECTION 2.  Agreement to Sell and Purchase the Purchase Shares.
                      --------------------------------------------------
Subject to the terms and conditions of this Agreement, on the Closing Date (as defined in Section 3 hereof), the Companies will sell to UBS Limited the Purchase Shares, the number of which shall equal 3,250,000 paired shares for a per paired share purchase price of $28.8125 per Paired Share.

          SECTION 3.  Delivery of the Shares at the Closing.
                      -------------------------------------

          3.1.  Closing.  The completion of the purchase and sale of the
                -------
Purchase Shares (the "Closing") shall occur as soon as practicable, on such date to be agreed upon among the REIT, the OPCO and the UBS Parties, but in no event later than the earlier of (i) December 31, 1997 or (ii) three business days after the execution of this Agreement (hereinafter, the "Closing Date").

          3.2.  Conditions. At Closing, the Companies shall deliver or cause to
                ----------
be delivered to UBS Limited one or more stock certificates registered in the name of UBS Limited representing the number of Purchase Shares set forth in
Section 2 above.

          The obligation of the Companies to complete the sale of the Purchase Shares and deliver such stock certificate(s) to UBS Limited at the Closing shall be subject to the following conditions, any one or more of which may be waived by both of the Companies acting together: (i) receipt by the Companies of Federal Funds (or other mutually agreed upon form of payment) in the full amount of the purchase price for the Purchase Shares being purchased hereunder, (ii) the accuracy in all material respects, as of the Closing Date, of the representations and warranties made by the UBS Parties herein and the fulfillment, in all material respects, as of the Closing Date, of those undertakings of the UBS Parties to be fulfilled prior to the Closing, (iii) the Forward Stock Purchase Agreement shall have been fully executed by the parties thereto and (iv) receipt by the Companies of a cross-receipt with respect to the Purchase Shares executed by UBS Limited.

          UBS Limited's obligation to accept delivery of such stock certificate(s) and to pay for the Purchase Shares evidenced thereby shall be subject to the following conditions: (i) the accuracy in all material respects, as of the Closing Date, of the representations and warranties made by the Companies herein and the fulfillment in all material respects, as of the Closing Date, of those undertakings of the Companies to be fulfilled prior to Closing; and (ii) the UBS Parties shall have received all opinions and certificates to be delivered by the Companies pursuant to this Agreement.

          SECTION 4.  Representations, Warranties and Covenants of the
                      ------------------------------------------------
Companies.  The Companies hereby represent and warrant to, and covenant with,
---------
the UBS Parties as follows:

          4.1.  Organization and Qualification.  The REIT has been formed as a
                ------------------------------
real estate investment trust under Delaware law pursuant to a Certificate of Incorporation filed as of January 27, 1983 in the office of the Delaware Secretary of State, as amended and restated as of July 1, 1997 and filed in the office of the Delaware Secretary of State on such date. The REIT's existence has not been suspended or terminated nor have any dissolution, revocation or forfeiture proceedings regarding the REIT been commenced. The REIT has been duly qualified to do business in each jurisdiction (i) wherein it owns, leases or manages real property or (ii) where the failure so to qualify to do business would have a material adverse effect on the financial condition, business, operations or prospects of the Companies taken as a whole (a "Material Adverse Effect"). The OPCO has been duly organized, is validly existing and in good standing under the laws of Delaware. The OPCO's corporate existence has not been suspended or terminated, nor have any dissolution, liquidation or forfeiture proceedings involving the OPCO been commenced. The OPCO has been duly qualified to do business in each jurisdiction (i) wherein such entity owns, leases or manages real property or (ii) where the failure so to qualify to do business would have a Material Adverse Effect.

          4.2.  Authorized Capital Stock.  The REIT has 1.5 billion authorized
                ------------------------
shares as of December 1, 1997, consisting of 650 million REIT Shares, par value $0.01 per share, 750 million shares of excess stock, par value $0.01 per share, and 100 million shares of preferred stock, par value $0.01 per share. The OPCO has authorized capital stock as of December 1, 1997 of 1.5 billion shares, consisting of 650 million OPCO Shares, par value $0.01 per share, 750 million shares of excess stock, par value $0.01 per share and 100 million shares of preferred stock, par value $0.01 per share. As of December 1, 1997, there were 70,120,137 Paired Shares outstanding, 7,975,970 Paired Shares were reserved for issuance pursuant to equity plans filed pursuant to the Companies' SEC Filings (as defined below), and 12,795,851 Paired Shares were reserved for issuance upon the election by the Companies to acquire, in exchange for Paired Shares, units of limited partnership interest in Patriot American Hospitality Partnership, L.P. and Patriot American Hospitality Operating Partnership, L.P. tendered by redeeming unit holders. No preferred shares of the REIT are currently outstanding. The issued and outstanding Paired Shares of the Companies have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof included in the Companies' SEC Filings. Other than as described in the Companies' SEC Filings, the REIT does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the REIT's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder in the Companies' SEC Fillings accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          4.3.  Issuance, Sale and Delivery of the Shares.  The Purchase Shares
                -----------------------------------------
to be sold by the Companies have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof included in the Companies' SEC Filings or incorporated by reference in the Registration Statements, if available. The Additional Shares, if and when issued pursuant to the Forward Stock Purchase Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof included in the Companies' SEC filings or incorporated by reference in the Registration Statements. None of the Purchase Shares when issued and delivered to the UBS Parties shall be subject to any lien, security interest, claim, charge or encumbrance of any nature. No further approval or authority of the stockholders or the Board of Directors of the REIT or the OPCO will be required for the issuance and/or sale of the Purchase Shares to be sold by the Companies as contemplated herein or in the Forward Stock Purchase Agreement, except such as shall have been obtained on or before the Closing Date. The issuance and/or sale of the Purchase Shares to the UBS Parties by the Companies pursuant to this Agreement or the Forward Stock Purchase Agreement (as the case may be), the compliance by the Companies with the other provisions of this Agreement or the Forward Stock Purchase Agreement and the consummation of the other transactions contemplated hereby or thereby do not require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as shall have been obtained on or before the Closing Date other than the registration of the resale of the Shares by the UBS Parties with the Securities and Exchange Commission (the "SEC") and any required Blue Sky filings with the States. The Companies meet and will continue to meet the requirements for use of Form S-3 under the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations"). The Companies have filed and will file all documents which are required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and all such documents (collectively, together with the Companies' registration statements filed under the Securities Act which have been declared effective since January 1, 1997 and have not been withdrawn, the "Companies' SEC Filings") comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, as applicable, and none of such documents, when so filed, contained or will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and any documents so filed and incorporated by reference subsequent to the effective date of the Registration Statements (as defined in Section 7 below) shall, when they are filed with the SEC, conform in all material respects with the requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, as applicable. No Registration Statement filed in respect of any of the Purchase Shares or Additional Shares, when so filed, will contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.4.  Due Execution, Delivery and Performance of the Agreement.  Each
                --------------------------------------------------------
Company has full legal right, power and authority to enter into the Purchase Agreement and the Forward Stock Purchase Agreement and perform the transactions contemplated hereby and thereby. The Purchase Agreement and the Forward Stock Purchase Agreement have been duly authorized, executed and delivered by the Companies. The making and performance of the Purchase Agreement and the Forward Stock Purchase Agreement by the Companies and the consummation of the transactions herein and therein contemplated will not violate any provision of the certificate of incorporation, bylaws, or other organizational documents, of the Companies, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which either Company is a party or by which either Company or its respective properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to either Company or any of its respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required by or on the part of either Company for the execution and delivery of this Agreement, the Forward Stock Purchase Agreement or the consummation of the transactions contemplated hereby or thereby, except in connection with the filing of any Registration Statements pursuant to Section 7 below or for compliance with the Blue Sky laws applicable to the offering of the Shares.
Upon the execution and delivery hereof, each of this Agreement and the Forward Stock Purchase Agreement will constitute the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the enforceability of the indemnification agreements of the Companies in Section 7.5 hereof may be limited by public policy.

          4.5.  Accountants.  The Companies' independent certified public
                -----------
accountants, who have expressed their opinion with respect to the Most Recent Financial Statements (as defined below) are independent accountants as required by the Securities Act and the Rules and Regulations. Each Company shall cause its independent certified public accountants to deliver, on the effective date of the Registration Statement, and thereafter upon the request of a UBS Entity (which shall be made no more frequently than once during any 30-day period), a letter stating that such accountants are independent public accountants within the meaning of the Securities Act and otherwise in customary form and covering such financial and accounting matters as are then customarily covered by letters of independent certified public accountants delivered in connection with secondary public offerings of equity securities pursuant to a shelf registration statement.

          4.6.  No Defaults.  Except as to defaults, violations and breaches
                -----------
which individually or in the aggregate would not be material to the Companies taken as a whole, neither Company is in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, and is not in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of fact which constitutes an event of default on the part of the Company as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default except such defaults which individually or in the aggregate would not be material to the Companies.

          4.7.  Contracts.  Neither Company, nor to the best of the knowledge of
                ---------
each Company, any other party is in breach of or default under any contracts to which the REIT is a party except such breach or default which individually or in the aggregate would not have a Material Adverse Effect.

          4.8.  No Actions.  There are no legal or governmental actions, suits
                ----------
or proceedings pending or, to the best of the Companies' knowledge, threatened to which either Company is or may be a part or of which property owned or leased by either Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), of the properties, business, results of operations or prospects of the Company, and no labor disturbance by the employees of the Companies exists or is imminent which might be expected to affect adversely such condition, properties, business, results of operations or prospects. Except as may be described in the Companies' SEC Filings, neither Company is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

          4.9.  Properties.  Each Company has good and marketable title to all
                ----------
the properties and assets reflected as owned by such Company in the financial statements included in the Most Recent Financial Statements, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements or the Companies' SEC Filings, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company. Each Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Companies. Each Company owns or leases all such properties as are necessary to its operations as now conducted. The REIT is qualified as a real estate investment REIT under the Internal Revenue Code of 1986, as amended, with respect to its taxable years ended December 31, 1995 and December 31, 1996, and is organized in conformity with the requirements for qualification as a real estate investment trust, and its manner of operation has enabled it to meet the requirements for qualification as a real estate investment trust as of the date hereof, and its proposed manner of operation will enable it to meet the requirements for qualification as a real estate investment trust in the future.

          4.10.  No Material Change.  Since the date of the Most Recent
                 ------------------
Financial Statements, and except as otherwise disclosed in the Companies' SEC Filings as of the Closing Date or in writing to the UBS Parties (i) neither Company has incurred any liabilities or obligations, indirect, or contingent, which will have a Material Adverse Effect or entered into any material verbal or written agreement or other material transaction which is not in the ordinary course of business (it being agreed that for purposes of this sentence the REIT's ordinary course of business shall include the acquisition or disposition, directly indirectly, of real estate properties or businesses of a type that may be owned by a "real estate investment trust" (as defined under the Internal Revenue Code) and the OPCO's ordinary course of business shall include the acquisition or disposition, directly or indirectly of assets or business related to or engaged in the lodging industry) or which could reasonably be expected to result in a material reduction in the future earnings of the Companies; (ii) neither Company has sustained any loss or interference with its businesses or properties (taken as a whole) from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, which has had a material adverse effect on such business or properties; (iii) neither Company is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the authorized capital of the Companies or material increase in the principal amount of outstanding indebtedness of the Companies (other than in the ordinary course of business); and (v) there has not been any material adverse change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Companies.

          4.11.  Intellectual Property.  Each Company believes it has sufficient
                 ---------------------
trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct its businesses as now conducted; and neither Company has knowledge of any material infringement by it of trademark, trade name rights, patent rights, copyrights, licenses, trade secrets or other similar rights of others, and no claim has been made against either Company regarding trademark, trade name, patent, copyright, license, trade secrecy or other infringement which could have a Material Adverse Effect.

          4.12.  Compliance.  Neither Company has been advised, nor has reason
                 ----------
to believe, that it is conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Companies.

          4.13.  Taxes.  Each Company has filed all necessary federal, state and
                 -----
foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon (except for those taxes which are being contested in good faith through appropriate proceedings, for which adequate reserves have been established and which are either reflected in the Most Recent Financial Statements or disclosed by the Companies to UBS in writing), and neither Company has knowledge of any tax deficiency which has been or might be asserted or threatened against the Company which could have a Material Adverse Effect.

          4.14.  Transfer Taxes.  On the Closing Date, all stock transfer or
                 --------------
other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Purchase Shares to be sold to UBS Limited hereunder will be, or will have been, fully paid or provided for by the Companies and all laws imposing such taxes will be or will have been fully complied with.

          4.15.  Investment Company.  Neither of the Companies are required to
                 ------------------
register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          4.16.  Insurance.  Each Company maintains insurance (or insurance is
                 ---------
maintained on its behalf) of the types and in the amounts generally deemed adequate under customary industry standards for its business, including, but not limited to, insurance covering all real and personal property owned or leased by such Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

          4.17.  SEC Filings.  The information contained in the following
                 -----------
documents, which the Companies have furnished to the UBS Parties, or will furnish prior to the Closing, is or will be true and correct in all material respects as of their respective filing dates:

          (a) Joint Annual Report on Form 10-K for the year ended December 31, 1996, which Joint Annual Report includes the REIT's and the OPCO's most recently available audited financial statements together with the report thereon of the independent certified public accountants (the "Most Recent Financial Statements");

          (b) Joint Quarterly Report on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997;

          (c) the Companies' proxy statements on Form 14A relating to (i) the most recent Annual Meetings of the OPCO's and the REIT's Stockholders and (ii) any Special Meetings of the OPCO's Stockholders and the REIT's Stockholders which occurred during the 12-month period prior to the date hereof or for which a meeting date has been fixed and a proxy statement distributed;

          (d) all other documents, if any, filed by or with respect to the REIT and the OPCO with the SEC since January 1, 1997 pursuant to Sections 13, 15(d) or 16(a) of the Exchange Act; and

          (e) a covenant compliance certification stating that none of the REIT and the OPCO and their respective subsidiaries are in default under any of its credit agreements or other financing arrangements.

          4.18.  Legal Opinion.  Prior to the Closing, counsel to the Companies
                 -------------
will deliver their legal opinions to the UBS Parties in substantially the forms of Exhibits A-1 and A-2 hereto.

          4.19.  ERISA.  The Companies and their affiliates are in compliance in
                 -----
all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder ("ERISA"). Neither a Reportable Event (as defined under ERISA) nor a Prohibited Transaction (as defined under ERISA) has occurred with respect to any Plan (as defined below) of the Companies and/or their affiliates; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated within the past five years; no circumstance exists which constitutes grounds under Section 402 of ERISA entitling the Pension Benefit Guaranty Corporation ("PBGC") to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; the Companies and their affiliates have not completely or partially withdrawn under Sections 4201 or 4202 of ERISA from any Multiemployer Plan (as defined therein); the Companies and their affiliates have met the minimum funding requirements of
Section 412 of the Internal Revenue Code of 1986, as amended (the "Code") and
Section 302 of ERISA with respect to each Plan and there is no unfunded current liability (as defined below) with respect to any Plan; the Companies and their affiliates have not incurred any liability to the PBGC under ERISA (other than for the payment of premiums under Section 4007 of ERISA); no part of the funds to be used by the Companies in satisfaction of their obligations under this Purchase Agreement or the Forward Stock Purchase Agreement constitute "plan assets" of any "employee benefit plan" within the meaning of ERISA or of any "plan" within the meaning of Section 4975(e)(1) of the Code, as interpreted by the Internal Revenue Service and the U.S. Department of Labor in rules, regulations, releases and bulletins or as interpreted under applicable case law. As used below, "Plan" means an "employee benefit plan" or "plan" as described in
Section 3(3) of ERISA; and "unfunded current liability" has the meaning provided in Section 302(d)(8)(A) of ERISA.

          4.20.  Certificate.  A certificate of each Company executed by the
                 -----------
chief executive, financial or accounting officer of such Company, to be dated the Closing Date in form and substance satisfactory to the UBS Parties to the effect that the representations and warranties of the Companies set forth in this Section 4 are true and correct as of the date of this Agreement and as of the Closing Date, and such Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date.

          4.21.  Environmental Protection.  To the knowledge of the Companies,
                 ------------------------
except as disclosed in the Companies' SEC Filings, none of the Companies or their affiliates' properties contain any Hazardous Materials that, under any Environmental Law, (i) would impose liability on the Companies or any affiliate that is likely to have a material adverse effect on the condition (financial or other), business, results of operations, or prospects, of the Companies or (ii) is likely to result in the imposition of a lien on any material asset owned, directly or indirectly, by the Companies. To the knowledge of the Companies, neither of the Companies nor any of their affiliates is subject to any existing, pending or threatened investigation or proceeding by any governmental agency or authority with respect or pursuant to any Environmental Law, except any which, if adversely determined, would not have a Material Adverse Effect. As used herein, "Environmental Laws" mean all federal, state, local and foreign environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder, including, without limitation laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes; and "Hazardous Material" includes, without limitation, (i) all substances which are designated pursuant to Section 311(b)(2)(A) of the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C (S)1251 et seq.; (ii) any element, compound, mixture, solution, or
              -- ----
substance which is designated pursuant to Section 102 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.
(S)9601 et seq.; (iii) any hazardous waste having the characteristics which are
        -- ----
identified under or listed pursuant to Section 3001 of the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S)6901 et seq.; (iv) any toxic pollutant
                                             -- ----
listed under Section 307(a) of the FWPCA; (v) any hazardous air pollutant which is listed under Section 112 of the Clean Air Act, 42 U.S.C. (S)7401 et seq.;
                                                                    -- ----
(vi) any imminently hazardous chemical substance or mixture with respect to which action has been taken pursuant to Section 7 of the Toxic Substances Control Act, 15 U.S.C. (S)2601 et seq.; and (vii) petroleum, petroleum
                               -- ----
products, petroleum by-products, petroleum decomposition by-products, and waste oil.

          SECTION 5.  Representations, Warranties and Covenants of the UBS
                      ----------------------------------------------------
Parties.
-------

          5.1.  Investment.  UBS Limited and/or UBS-LB represents and warrants
                ----------
to, and covenants with, the Companies that: (i) UBS Limited, taking into account the personnel and resources it can practically bring to bear on the purchase of the Purchase Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Purchase Shares, including investments in securities issued by the Companies, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Purchase Shares; (ii) UBS Limited is acquiring the number of Purchase Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Purchase Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the rights of either UBS Party to sell pursuant to any Registration Statement); (iii) neither UBS Party will, directly or indirectly, sell or otherwise dispose of (or solicit any offers to purchase or otherwise acquire) any of the Purchase Shares except in compliance with the Securities Act, the Rules and Regulations and any applicable state securities or blue sky laws or pursuant to an available exemption or exclusion therefrom; (iv) each UBS Party has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement and the answers thereto are true and correct to the best knowledge of the UBS Parties as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (v) the UBS Parties have, in connection with their decision to purchase the number of Purchase Shares set forth in Section 2 above, relied solely upon the documents identified in Section 4.17, the information referred to in Section 7.7 and the representations and warranties of the Company contained herein; (vi) each of the UBS Parties is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the Securities Act;
(vii) the UBS Parties do not directly or indirectly have an interest of five percent or more of the Paired Shares outstanding as shown in the Companies' Quarterly Reports on Form 10-Q for the quarter ended September 30, 1997 and
(viii) the Purchaser understands that the Shares will contain a legend to the following effect:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

          5.2.  Resale.  Each UBS Party acknowledges and agrees that the Shares
                ------
are not transferable on the books of either the REIT or the OPCO unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto,
(ii) executed by an officer of, or other authorized person designated by, the UBS Parties, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and the Rules and Regulations and any applicable state securities or blue sky laws or pursuant to valid exemptions or exclusions therefrom and (B) the requirement under the Securities Act of delivering a current prospectus has been satisfied. Each UBS Party acknowledges that there may occasionally be times when the Companies must suspend the right of the UBS Parties to effect sales of the Shares through use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Companies and declared effective by the SEC, or until such time as the Companies have filed an appropriate report with the SEC pursuant to the Exchange Act (each, a "Black-out Period"); provided that no Black-out Period shall exceed 90 consecutive days. Each UBS Party hereby covenants that it will not sell any Shares pursuant to said Prospectus during the period commencing at the time at which the Companies give the UBS Parties written notice of the suspension of the use of said Prospectus and ending at the time the Companies give the UBS Parties written notice that the UBS Parties may thereafter effect sales pursuant to said Prospectus. Each UBS Party further covenants to notify the REIT and the OPCO promptly of the sale of all of its Shares.

          5.3.  Due Execution, Delivery and Performance of this Agreement.  The
                ---------------------------------------------------------
UBS Parties further represent and warrant to, and covenant with, the Companies that (i) each UBS Party has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the UBS Parties enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the UBS Parties in Section 7.5 hereof may be legally unenforceable.

          5.4.  Residence of UBS Limited.  UBS Limited is organized under the
                ------------------------
laws of England and has its principal place of business in London.

          5.5.  Beneficial Ownership of Company Common Stock.  The UBS Parties
                --------------------------------------------
further represent and warrant to, and covenant with, the Companies that (i) as of the date of this Agreement and immediately prior to the purchase and sale of the Purchase Shares, UBS Limited is not a beneficial owner, as such term is defined by Rule 13d-3 under the Exchange act of more than five (5) percent of the total number of outstanding shares of any Company, and (ii) no officer, director or affiliate of UBS Limited is an officer, director or affiliate of any Company. The term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          SECTION 6.  Survival of Representations, Warranties and Agreements.
                      ------------------------------------------------------
Notwithstanding any investigation made by any party to this Purchase Agreement, all covenants, agreements, representations and warranties made by the Companies and the UBS Parties herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Purchase Agreement, the Forward Stock Purchase Agreement, the delivery to UBS Limited of the Purchase Shares being purchased and the payment therefor.

          SECTION 7.  Registration of the Shares; Compliance with the
                      -----------------------------------------------
Securities Act.
--------------

        7.1.   Registration Procedures and Expenses.  The Companies shall:
               ------------------------------------

        (a) within 60 days after receipt of a demand from the UBS Parties, which demand may not be made within 30 days after the Closing, prepare and file with the SEC Registration Statements (as defined below) covering the resale by the UBS Parties, from time to time, of the Shares (not to exceed a number of Shares equal to 130% of the number of Purchase Shares) through the facilities of the New York Stock Exchange, the automated quotation system of The Nasdaq Stock Market or the facilities of any other national securities exchange on which the Paired Share is then traded or in privately negotiated transactions (the "Initial Registration Statements"). If the total number of Shares issued to the UBS Parties hereunder and under the Forward Stock Purchase Agreement exceeds the number of Shares covered by the Initial Registration Statements, then the Companies shall prepare and file with the SEC such additional Registration Statements as shall be necessary to cover the resale by UBS-LB of such excess Shares in the same manner as contemplated by the Initial Registration Statements for the Shares covered thereby ("Additional Registration Statements"); provided that prior to delivering certificates evidencing any such excess Shares to UBS-LB, the Companies shall cause such Registration Statements to have become effective. For purposes of this Purchase Agreement, "Registration Statement" means a registration statement under the Securities Act on Form S-3 covering the resale by one or both UBS Parties of up to a specified number of Shares, filed and maintained effective by the Companies pursuant to the provisions of this Section 7, including the Prospectus (as defined below) contained therein, any amendments and supplements to such registration statement, including all post-effective amendments thereto, and all exhibits and all material incorporated by reference into such registration statement;

        (b) use all reasonable best efforts to cause the SEC to notify the Companies of the SEC's willingness to declare the Initial Registration Statements effective within 60 days after the Registration Statements are filed by the Companies; provided that the Companies will use their reasonable best efforts to cause such Initial Registration Statements to become effective no later than 90 days after the Closing Date;

        (c) prepare and file with the SEC such amendments and supplements to the Registration Statements and the prospectus used in connection therewith (the "Prospectus") as may be necessary to keep the Registration Statements effective until the date on which the Shares may be resold by the UBS Parties without registration, by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

        (d) furnish to the UBS Parties with respect to the Shares registered under the Registration Statements (and to each underwriter, if any, of such Shares) such reasonable number of copies of Prospectuses, including any supplements and amendments thereto, promptly following the effectiveness of such Registration Statements an opinion from counsel to the Companies covering the matters set forth on Exhibit B hereto and such other documents as the UBS Parties may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the UBS Parties;

        (e) use their reasonable best efforts to prevent the happening of any event that would cause such Registration Statements to contain a material misstatement or omission or to be not effective and usable for resale of the Shares during the period that such Registration Statements are required to be effective and usable; provided that this paragraph (e) shall in no way limit the Companies' right to suspend the right of the UBS Parties to effect sales under the Registration Statement during any Black-out Period as specified at Section 5.2 above.

        (f) file documents required of the Companies for normal blue sky clearance in states specified in writing by the UBS Parties,

               provided, however, that the Companies shall not be required to
               --------  -------
               qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

        (g) bear all reasonable out-of-pocket expenses in connection with the procedures in paragraphs (a) through (f) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statements, including the reasonable fees and reasonable expenses of counsel or other advisers to the UBS Parties, other than underwriting discounts, brokerage fees and commissions incurred by the UBS Parties, if any.

        7.2.   Covenants in Connection With Registration.
               -----------------------------------------

        (a) The Companies hereby covenant with the UBS Parties that (i) the Companies shall not file any Registration Statement or Prospectus relating to the resale of the Shares or any amendment or supplement thereto, unless a copy thereof shall have been first submitted to the UBS Parties and the UBS Parties did not object thereto in good faith (provided that if the UBS Parties do not object within two business days of receiving any such material, they shall be deemed to have no objection thereto); (ii) the Companies shall immediately notify the UBS Parties of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for such purpose; (iii) the Companies shall make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible moment; (iv) the Companies shall notify the UBS Parties of the receipt of any notification with respect to the suspension of the qualification of the Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and
(v) the Companies shall as soon as practicable notify the UBS Parties in writing of the existence of any fact which results in any Registration Statement, any amendment or post-effective amendment thereto, the Prospectus, any prospectus supplement, or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading and shall (except during a Black-out Period) prepare a supplement or post-effective amendment to such Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; provided that this clause (v) shall in no way limit the Companies' right to suspend the right of the UBS Parties to effect sales under the Registration Statement during any Black-out Period as specified at Section 5.2 above.

        (b) The UBS Parties shall notify the Companies at least two business days prior to the date on which it intends to commence effecting any resales of Shares under Registration Statements and if the Companies do not, within such two-day period, advise the UBS Parties of the existence of any facts of the type referred to in Section 7.2(a)(v) above, then the Companies shall be deemed to have certified and represented to the UBS Parties that no such facts then exist and the UBS Parties may rely on such certificate and representation in making such sales. The preceding sentence shall in no way limit the Companies obligations under Section 7.2(a) above.

        7.3.  Extension of Required Effectiveness.  In the event that the
              -----------------------------------
Companies shall give any notice required by Section 7.2(a)(v) hereof, the period during which the Companies are required to keep such Registration Statements effective and useable shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the UBS Parties are advised in writing by the Companies that the use of the Prospectuses may be resumed.

        7.4.  Transfer of Shares After Registration.  Each UBS Party agrees
              -------------------------------------
that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or blue sky laws except as contemplated in Registration Statements referred to in Section 7.1 or except pursuant to any exemption from the registration requirements of the Securities Act (including, without limitation, Rule 144 promulgated thereunder and any successor thereto) and that it will promptly notify the Company of any changes in the information set forth in any such Registration Statements regarding the UBS Parties or its Plan of Distribution.

        7.5.  Indemnification.  For the purpose of this Section 7.5, the term
              ---------------
"Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to any Registration Statement referred to in Section 7.1.

        (a) Indemnification by Companies. For purposes of this Section 7.5, the Companies agree to indemnify and hold harmless the UBS Parties and as more particularly described herein. The Companies agree to indemnify and hold harmless the UBS Parties and each person, if any, who controls either UBS Party within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the UBS Parties or such controlling person may become subject (including in settlement of any litigation, if such settlement is effected with the written consent of the Companies), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of such Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of such Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, and will reimburse each UBS Party and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the UBS Parties or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Companies will also indemnify selling brokers, dealers and similar securities industry professionals participating in the sale or resale of the Shares, their officers, directors and partners and each person who controls any such person within the meaning of the Securities Act, provided, however, that the Companies will not be liable in any such case
     --------  -------
to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, such Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Companies (i) by or on behalf of the UBS Parties expressly for use therein or (ii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to a UBS Party prior to the pertinent sale or sales by such UBS Party and not delivered by such UBS Party in connection with such sale or sales.

        (b) Indemnification by UBS Parties. The UBS Parties will indemnify and hold harmless the Companies, each of their directors, each of their officers who signed any Registration Statement and each person, if any, who controls the Companies within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint and several, to which the Companies, each of their directors, each of their officers who signed any Registration Statement or any controlling person may become subject (including in settlement of any litigation, if such settlement is effected with the written consent of the UBS Parties) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, such Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, such Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Companies by or on behalf of the UBS Parties expressly for use therein, and will reimburse the Companies, each of their directors, each of their officers who signed such Registration Statement and each controlling person for any legal and other expense reasonably incurred by the Companies, each of their directors, each of their officers who signed such Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

        (c) Proceedings. Promptly after receipt by an indemnified party under this Section 7.5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.5 notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.5 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume and control the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.5 for any reasonable legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall be not liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph
(a), representing the indemnified parties who are parties to such action) or
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the foregoing, without the written consent of the indemnified party, the indemnifying party may not settle or agree to compromise of any such claim or action for which the indemnified party intends to seek reimbursement from the indemnifying party, and the indemnified party will permit the indemnifying party to settle or compromise any such action or suit at the indemnifying party's sole cost and expense if as a result thereof the indemnified party is provided a full and unconditional release of such claim or action.

        (d)  Contribution.  If the indemnification provided for in this
Section 7.5 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.5 in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative benefits received by the Companies and the UBS Parties from the purchase and sale of the Shares and the relative fault of the Companies and the UBS Parties in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Companies on the one hand and the UBS Parties on the other shall be deemed to be in the same proportion as the amount paid by the UBS Parties to the Companies pursuant to this Agreement for the Shares purchased by the UBS Parties that were sold pursuant to any Registration Statement bears to the difference (the "Difference") between the amount the UBS Parties paid for the Shares that were sold pursuant to such Registration Statement and the amount received by the UBS Parties from such sale. The relative fault of the Companies and the UBS Parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Companies or by the UBS Parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.5 any reasonable legal or other fees or expenses incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.5 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required
               --------  -------
with respect to any action for which notice has been given under paragraph (c) for purposes of indemnification. The Companies and the UBS Parties agree that it would not be just and equitable if contribution pursuant to this Section 7.5 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.5, the UBS Parties shall not be required to contribute any amount in excess of the amount by which the aggregate proceeds received by the UBS Parties from the transactions contemplated hereby exceeds the amount of any damages that the UBS Parties has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (e) Relationship Between the REIT and the OPCO. The obligations set forth in this Section 8.5 shall in no way limit the ability of the parties to allocate liability between themselves.

        7.6.  Termination of Conditions and Obligations.  The conditions
              -----------------------------------------
precedent imposed by Section 6 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares may be, and in fact are, sold under Rule 144(k) promulgated under the Securities Act. Further, as to any particular number of Shares, the conditions precedent imposed by Section 5 or this Section 7 on the transferability of such Shares shall cease and terminate at such earlier time as an opinion of counsel satisfactory to the Companies and the UBS Parties shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act with respect to such Shares. In each such case, the Companies' obligation to maintain effective Registration Statements with respect to such Shares which are no longer be subject to the restrictions and limitations of Section 5 and this Section 7 shall cease.

        7.7.   Information Available.  So long as any Registration Statement
               ---------------------
covering the resale of any Shares owned by either UBS Party is effective, the Companies will furnish to the UBS Parties:

        (a) as soon as practicable after available, one copy of (i) its Joint Annual Report to Stockholders, (ii) its Joint Annual Report on Form 10-K, (iii) its joint Quarterly Reports to Stockholders,
               (iv) its joint quarterly reports on Form 10-Q, (v) a full copy of the particular Registration Statements covering the Shares (the foregoing, in each case, excluding exhibits) and (vi) upon request, any or all other public filings under the Exchange Act by the Companies; and

        (b) upon the reasonable request of either UBS Party, a reasonable number of copies of the Prospectuses to supply to any other party requiring such Prospectuses;

and the Companies, upon the reasonable request of the UBS Parties, will meet with the UBS Parties or a representative thereof at the Companies headquarters to discuss all information relevant for disclosure in such Registration Statements covering the Shares, subject to appropriate confidentiality limitations.

          7.8.   Non-Exclusivity. The rights and remedies provided under Section
                 ---------------
8.5 hereof shall not be in limitation or exclusion of any other rights or remedies available to a party, whether by agreement, at law, in equity or otherwise, with respect to the inaccuracy of any representation or warranty by, or the breach of any covenant of, the other party made herein or in the Forward Stock Purchase Agreement.

          7.9.  Notice Requirement.  The REIT and the OPCO each covenants and
                ------------------
agrees that it will notify the UBS Parties at any time it becomes aware that as a result of a change in the REIT's and the OPCO's capital stock the UBS Parties beneficially hold more than 4.9% of the REIT's and the OPCO's Paired Shares.

          7.10.  Transfer of Shares.  The Companies covenant and agree to use
                 ------------------
their best efforts to cause the transfer agent to effect promptly any transfer of the Shares requested by the UBS Parties and to cause the transfer agent to remove promptly the restrictive legend from the Shares upon presentation to the transfer agent of all necessary documentation.

          SECTION 8.  Registration Exemptions.  For so long as the REIT and the
                      -----------------------
OPCO are subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the REIT and the OPCO covenant that they will file the reports required to be filed by them under the Securities Act and Section 13(a) and 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder.

          SECTION 9.  Broker's Fee.  Other than any fees payable under or in
                      ------------
connection with the Forward Stock Purchase Agreement, each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale or issuance of the Shares to the UBS Parties.

          SECTION 10.  Notices.  All notices, requests, consents and other
                       -------
communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, by telegram or telecopy or sent by nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed or for telecopies, when transmitted and receipt confirmed, and shall be delivered as addressed as follows:

          (a)  if to the Companies, to:

               Patriot American Hospitality, Inc.
               Patriot American Hospitality Operating Company
               1950 Stemmons Freeway, Suite 6001
               Dallas, Texas 75207
               Attn:  John P. Bohlman
               Telecopier:  214-863-1527

               with a copy so mailed to:

               Goodwin, Procter & Hoar LLP
               Exchange Place
               Boston, Massachusetts 02109-2881
               Attn:  Gilbert G. Menna, P.C.
               Telecopier:  617-523-1231
               or to such other person at such other place as the Companies shall designate to the UBS Parties in writing; and

        (b) if to the UBS Parties, c/o UBS Securities, LLC, 299 Park Avenue, New York, New York 10171, Telecopier: 212-223-2815 or at such other address or addresses as may have been furnished to the Companies in writing.

        SECTION 11.  Changes.  This Agreement may not be modified or amended
                     -------
except pursuant to an instrument in writing signed by the Companies and the UBS Parties.

        SECTION 12.  Headings.  The headings of the various sections of this
                     --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        SECTION 13.  Severability.  In case any provision contained in this
                     ------------
Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        SECTION 14.  Governing Law; Jurisdiction.
                     ---------------------------

        14.1. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to the conflicts of law principles thereof) and of the federal law of the United States of America.

        14.2. Each of the Companies (i) hereby irrevocably submits to the jurisdiction of, and agrees that any suit shall be brought in, the state and federal courts located in the City and County of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the transactions contemplated hereby and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is brought in an inconvenient forum, that the venue of any such proceeding brought in one of the above-named courts is improper, or that this Agreement, or the transactions contemplated hereby may not be enforced in or by such court.

        SECTION 15.  Transfer to Affiliate.  Notwithstanding anything herein
                     ---------------------
to the contrary, UBS Limited may transfer the Purchase Shares to any affiliate of UBS Limited, together with all of UBS Limited's rights hereunder; provided that (i) such affiliate shall assume and be subject to all of UBS Limited's obligations hereunder; (ii) such affiliate shall be an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; and (iii) such transfer shall be consistent with the investment representations set forth at Section 6.1 hereto. In the event of such an assignment, such affiliate shall in all respects be substituted for UBS Limited as a party hereto.

          SECTION 16.  Counterparts.  This Agreement may be executed in two or
                       ------------
more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

          SECTION 17.  Waiver of Trial by Jury.  EACH PARTY HEREBY IRREVOCABLY
                       -----------------------
WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                              Patriot American Hospitality, Inc.


                              By:/s/ William W. Evans III
                                 -----------------------------------
                                 Name:  William W. Evans III
                                 Title: Office of the Chairman


                              Patriot American Hospitality Operating Company


                              By:/s/ Leslie Ng
                                 -----------------------------------
                                 Name:  Leslie Ng
                                 Title: Senior Vice President


                              UBS Limited


                              By:/s/ Larry Wood
                                 -----------------------------------
                                 Name:  Larry Wood
                                 Title: Executive Director


                              By:/s/ Adam Matthews
                                 -----------------------------------
                                 Name:  Adam Matthews
                                 Title: Director

                              Union Bank of Switzerland
                              London Branch


                              By:/s/ L. Wood
                                 -----------------------------------
                                 Name:  L. Wood
                                 Title: Vice President


                              By:/s/ Adam Matthews
                                 -----------------------------------
                                 Name:  Adam Matthews
                                 Title: Vice President

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